SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2003 (May 15, 2003)

FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1919 Flowers Circle, Thomasville, GA		31757

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(229) 226-9110

ITEM 7.     Financial Statements and Exhibits.

     c.         Exhibits.

     The following exhibits are furnished as part of this Report:

EXHIBIT NUMBER	EXHIBIT
99.1	Press release, dated May 15, 2003

99.2	Transcript of quarterly conference call held on May 15, 2003

ITEM 9.     Regulation FD Disclosure.

     On May 15, 2003 Flowers Foods, Inc. (the “Company”) issued a press release announcing its results of operations and financial condition for the 16 weeks ended April 19, 2003. Also, on May 15, 2003, the Company conducted a conference call discussing the Company’s first quarter results that was available to the general public in listen-only mode via the Company’s website. A replay of the conference call is available at the Company’s website (www.flowersfoods.com). A copy of the press release is furnished with this Report as Exhibit 99.1 and is incorporated herein by reference. A copy of the transcript of the quarterly conference call is furnished with this Report as Exhibit 99.2 and is incorporated herein by reference.

     This information, furnished under this “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” of Form 8-K. Consequently the information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section. Furthermore, the information in this Report, including the exhibits, may only be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act if such subsequent filings specifically reference this Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.

	By:	/s/ Jimmy M. Woodward

Name: Jimmy M. Woodward Title: Senior Vice-President, Chief Financial Officer and Chief Accounting Officer

Date: May 22, 2003

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT
99.1	Press release, dated May 15, 2003

99.2	Transcript of quarterly conference call held on May 15, 2003